EMPLOYMENT AGREEMENTS


         This document is an employment agreement between Somerset Valley Bank, a banking corporation organized under the laws of the State of New Jersey, with offices at 103 West End Avenue, Somerville, New Jersey 08876 (referred to as "the Bank"), and Robert P. Corcoran, residing at 12 Harvest Court, Flemington, New Jersey 08822 (referred to as "the Executive").

         1. The background of this agreement. Prior to the effective date of this agreement, the Executive was employed by the Bank as the Bank's President and Chief Executive Officer. The sank desires to retain the Executive in this position and the Executive desires to be employed by the Bank in this position, subject to the terms and conditions stated in this agreement.

         2. Employment. The Bank employs the Executive as President and Chief Executive Officer. The duties of the position of President and Chief Executive Officer are stated in the corporate by-laws of the Bank. The Executive will perform these duties. The Executive represents that the Executive has received and read a copy of the by-laws of the sank.

         3. Employee at will. The Executive is an employee at will. The Bank and the Executive each is entitled to terminate the Executive's employment by the Bank at any time for any reason or for no reason. If the Executive's employment by the Bank is terminated by either party, then whether or not the sank will be obligated to provide severance benefits to the Executive will be governed by section 6 of this agreement.

         4. Compensation.

               4.a. The Bank will pay to the Executive a base annual salary of $130,000 until the first anniversary of the effective date of this agreement.

               4.b. After the first anniversary of the effective date of this agreement, the annual base salary will be increased, and not deceased, annually in an amount determined by the Board of Directors of the Bank after the Board reviews the recommendation of the Board's Compensation Committee.

               4.c. The Bank will pay the Executive an annual bonus in an amount determined from time to time by the Board of Directors of the Bank after the Board reviews the recommendations of the Board's Compensation Committee.

         5. Benefits.

               5.a. Reimbursement of reasonable expenses. The sank will reimburse the Executive for all necessary and reasonable expenses that are incurred by the Executive in performing the Executive's duties under this agreement, including the reasonably costs of entertainment, travel, meals and other expenses incurred by the Executive in marketing the Bank's products and programs and establishing business relationships with potential sank customers. The Executive will regularly submit itemized vouchers and receipts and other supporting documents to verify expenses as reasonably required by the Bank, in accordance with policies and procedures that are established from time to time by the Board of Directors of the Bank. The Bank will reimburse the Executive for these expenses promptly after receiving the itemized vouchers and supporting documents.

               5.b. Club membership. The Bank will provide the Executive with house membership in the Raritan Valley Country Club for use by the Executive primarily in carrying out the Executive's duties in furthering the Bank's business interests.

               5.c. Automobile. The Bank will provide the Executive with an automobile for use by the Executive primarily in carrying out the Executive's duties in furthering the Bank's business interests. The sank will pay for the maintenance and repair of the automobile. The Board of Directors of the Bank will, from time to time, establish a policy governing the types of automobiles that will be provided for use by the management staff of the Bank, and the automobile that will be provided to the Executive under this agreement will be in accordance with the Board's policy.

               5.d. Vacations. The Executive will be entitled to annual paid vacations in conformity with the Bank's regular policies and practices, as determined from time to time by the Board of Directors of the sank.

               5.e. Medical insurance. The Bank will continue to provide the Executive with the medical insurance coverage that is substantially comparable to the medical insurance coverage that the Bank currently provides to the Executive, including coverage of the Executive's spouse and dependent children.

               5.f. Disability insurance. The Bank will provide the Executive with disability insurance coverage in accordance with any benefit plans for the Bank's eligible employees that may be established from time to time by the Bank's Board of Directors.

               5.g. Life insurance. The Bank will provide the Executive with group life insurance coverage in accordance with any benefit plans for the Bank's eligible employees that may be established from time to time by the Bank's Board of Directors. While the Executive is employed by the Bank under this agreement, the Bank also will pay all the premiums, as they come due after the effective date of this agreement, for the life insurance policies that are described in Exhibit A that is attached to this agreement, or for other policies or plans that provide substantially comparable benefits to the Executive.

               5.h. Working facilities. The sank will provide the Executive with a secretary and with a personal office and other working facilities and amenities that are substantially comparable to those which are presently provided to the Executive.

         6. Termination of the Executive's employment.

               6.a. Death or disability. The employment of the Executive by the Bank under this agreement will terminate automatically on the death or total permanent disability of the Executive. Total permanent disability will be determined by the disability insurance company that provides disability insurance coverage for the Executive.

               6.b. Termination by the Bank without cause. The Bank is entitled to terminate the Executive's employment by the Bank at any time without cause by giving the Executive notice in writing thirty days before the date on which the termination of the Executive's employment is to become effective. If the Bank so directs, the Executive will cease performing the Executive's duties as President and Chief Executive Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this agreement until the date on which the Executive's employment terminates. If the sank terminates the Executive's employment without cause, then the Bank will pay to the Executive, in twenty-four equal monthly installments beginning on the first day of the first full calendar month after the date on which the Executive's employment terminates, a severance allowance equal to two times the Executive's base annual salary that is in effect at the time that the notice of termination is given to the Executive. The Bank's obligation to pay this severance allowance will not be affected regardless of when the Executive obtains other employment after the Executive's employment by the Bank terminates. If the Bank terminates the Executive's employment without cause, then the Bank will continue to provide the Executive with life insurance coverage that is substantially comparable to any group life insurance coverage that may be provided for the Bank's eligible employees from the date on which the Executive's employment terminates until the earlier to occur of (i) the second anniversary of the date on which the Executive's employment terminates, or (ii) the date on which the Executive obtains substantially comparable life insurance coverage from another employer. If the Bank terminates the Executive's employment without cause, then the Bank also will pay all the premiums for the life insurance policies that are described in Exhibit A that is attached to this agreement for other policies or plans that provide substantially comparable benefits to the Executive) as those premiums come due for two years after the date on which the Executive's employment terminates. If the Bank terminates the Executive's employment without cause, then Bank will continue to provide the Executive with medical insurance coverage (including coverage of the Executive's spouse and dependent children) that is substantially comparable to the medical insurance coverage provided to the Bank's eligible employees until the earlier to occur of (i) the second anniversary of the date on which the Executive's employment terminates, or (ii) the date on which the Executive obtains substantially comparable medical insurance coverage from another employer. If the Bank terminates the Executive's employment without cause, then the Bank will continue to provide the Executive with disability insurance coverage that is substantially comparable to any disability insurance coverage that may be provided for the Bank's eligible employees from the date on which the Executive's employment terminates until the earlier to occur of (i) the second anniversary of the date on which the Executive's employment terminates, or (ii) the date on which the Executive obtains substantially comparable disability insurance coverage from another employer.

               6.c. Termination by the Bank for cause. The Bank is entitled to terminate the Executive's employment by the sank at any time for cause by giving the Executive notice in writing thirty days before the date on which the termination of the Executive's employment is to become effective. The notice will include a statement describing the cause of the termination of employment. If the Bank so directs, the Executive will cease performing the Executive's duties as President and Chief Executive Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this agreement until the date on which the Executive's employment terminates. The Executive will have no right to receive a severance allowance, benefits, or any other compensation under this agreement after the effective date of termination of employment by the Bank for cause. Termination for cause includes termination because of the Executive's personal dishonesty, willful breach of fiduciary duty involving personal profit, intentional failure to perform stated duties as described in this agreement, willful insubordination with respect to the lawful directions of the board of directors of the Bank, conviction of any crime (other than traffic violations or similar offenses) or willful violation of any final cease-and-desist order, or material breach of any provision of this agreement.

               6.d. Resignation by the Executive for good reason. The Executive will have the right to resign as President and Chief Executive Officer of the Bank and terminate the Executive's employment for good reason by giving notice to the Bank at least thirty days before the date on which the termination of the Executive's employment is to become effective. The notice will include a statement describing what the Executive asserts is the good reason for the Executive's resignation. If the Executive resigns for good reason, then the Bank will provide the Executive with the same severance allowance and other benefits that are described in paragraph 6.b of this agreement. If the Executive resigns for good reason, then the Bank also will pay to the Executive on the last day of the calendar year in which the Executive resigns, an additional severance allowance equal to the annual average of the annual bonus payments, if any, paid to the Executive under this agreement for the three full calendar years immediately preceding the year in which the Executive resigns. If the Executive resigns for good reason before January 1, 1999, then the amount of this additional severance allowance will be equal to the annual average of the annual bonus payments, if any, paid to the Executive under this agreement for any full calendar years immediately preceding the year in which the Executive resigns. The Bank~s obligation to pay this additional severance allowance will not be affected regardless of when the Executive obtains other employment after the Executive's employment by the Bank terminates. Resignation by the Executive for good reason means only the following: A resignation by the Executive within 180 days after (a) a change in the Executive's duties, title, position or working conditions that is materially detrimental to the Executive, or (b) a material breach by the Bank of the Bank's obligations under this agreement, or (c) a change in the control of the sank. Nothing else will constitute resignation by the Executive for good reason for the purposes of this agreement. For the purposes of this agreement, a change in the control of the sank will be deemed to have occurred only if any one or more of the following occur: (a) If the Bank merges into another entity; or (b) if all (or substantially all) of the assets of the Bank are transferred, exchanged, or sold; or (c) if, at any time after January 1, 1996, during any period of two consecutive years, persons who constitute at least a majority of the Board of Directors of Bank were not members of the Board of Directors of the Bank at the beginning of that two-year period. Nothing else will constitute a change in the control of the sank for the purposes of this agreement.

               6.e. Resignation by the Executive without good reason. The Executive will have the right to resign as President and Chief Executive Officer of the sank and terminate the Executive's employment without good reason by giving notice to the Bank at least thirty days before the date on which the termination of the Executive's employment is to become effective. If the Bank so directs, the Executive will cease performing the Executive's duties as President and Chief Executive Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this agreement until the date on which the Executive's employment terminates. If the Executive resigns without good reason, then the Executive will have no right to receive a severance allowance, benefits, or any other compensation under this agreement after the effective date of the resignation by the Executive without good reason.

               6.f. Retirement. Unless otherwise expressly agreed by the Bank and the Executive, the Executive's employment by the Bank will terminate immediately upon the Executive attaining the normal retirement age that is defined in the Bank's retirement benefits plan. If the Executive's employment by the Bank terminates by reason of the Executive reaching the Bank's normal retirement age, then the Executive will have no right to receive a severance allowance, benefits, or any other compensation under this agreement after the effective date of termination of the Executive's employment by the sank.

               6.g. Procedures for termination for cause. Before the Bank gives notice terminating the Executive's employment by the Bank for cause, the Bank first will give the Executive written notice of the occurrence of, and a description of, the acts that constitute cause and a reasonable opportunity to be heard by the Board of Directors of the Bank.

               6.h. Arbitration; lawyers' fees and arbitration expenses. If there is any dispute as to whether there is cause for termination by the sank of the Executive's employment, or if there is any dispute as to whether there is good reason for the Executive's resignation, then the dispute will be submitted to arbitration that will be conducted in New Jersey by a single arbitrator in accordance with the rules of the American Arbitration Association. It is not mandatory that any other dispute arising under this agreement be submitted to arbitration. Any arbitration under this agreement must be commenced with ninety days after the effective date of the termination of employment. If the Bank terminates the Executive's employment for cause, and if the Executive does not commence arbitration within ninety days after the effective date of termination of employment, then the Executive will be deemed to have irrevocably waived all claims against the Bank under this agreement and to have irrevocably accepted the Bank's statement of cause for the termination. If the Executive resigns for good reason, and if the Bank does not commence arbitration within ninety days after the effective date of termination of employment, then the sank will be obligated to provide the severance allowance and other benefits described in paragraph 6.b and will be deemed to have irrevocably accepted the Executive's statement of good reason for the Executive's resignation. The party that does not prevail in the arbitration will pay to the prevailing party the prevailing party's costs for lawyers' fees and other arbitration expenses, and that amount will be included in the arbitration award.

         7. Restrictive covenant. The Bank and the Executive acknowledge that the Executive has developed good will for the Bank in the form of business relationships with the Bank's customers, and that the Executive has gained knowledge of the Bank's particular methods of sales, marketing, administration, systems, customer lists and other business methods, all of which are proprietary in nature, belonging exclusively to the Bank. The sank and the Executive acknowledge that if the Executive uses the Bank's good will or the Bank's proprietary information on behalf of others, or transfers the Bank's good will or proprietary information to others, these actions would have a materially adverse affect on the Bank. Therefore, during the Executive's employment by the Bank the Executive will devote all of the Executive's working time exclusively to the Bank, and for a period of one year after the Executive's employment by the Bank terminates (except for a resignation by the Executive for good reason), the Executive will not become employed in a senior executive position by any banking institution in Somerset County, New Jersey, or in Hunterdon County, New Jersey. The Executive acknowledges that there is no adequate remedy at law for a breach of this restrictive covenant, and that if the Executive breaches this restrictive covenant (or attempts or threatens a breach) the Bank will be entitled to an injunction, without prejudice to the sank's right to obtain damages and other remedies. The sank will be entitled to maintain an action in court to enforce this restrictive covenant (by an injunction or other remedies) without first submitting to arbitration the issue of whether the Executive resigned for cause, and that issue will be tried as part of any action that may be brought by the sank to enforce this restrictive covenant. If a court determines that the duration, scope or nature of these restrictions are too broad, the restrictions will be deemed to be confined to the extent that the court determines to be reasonable and appropriate under the circumstances. If the Bank prevails in a suit to enforce this restrictive covenant with an injunction or other any other remedy, then the Executive will pay to the Bank the cost of the Bank's lawyers' fees and other litigation expenses.

         8. Indemnification. The sank will indemnify and hold the Executive harmless from and against all claims and actions against the Executive arising from actions by the Executive on behalf of the Bank taken by the Executive in good faith, consistent with the applicable provisions of the Bank's charter and by-laws and with applicable statutes and regulations.

         9. Compliance with 12 C.F.R. .6364. The obligation of the Bank to pay compensation and post-employment benefits to the Executive under this agreement is subject to applicable prohibitions against excessive compensation, and against compensation that could lead to material financial loss, as unsafe and unsound practices under the Interagency Guidelines Establishing Standards for Safety and Soundness adopted as Appendix A under 12 C.F.R. 5364 (and any similar regulatory provisions that may become applicable to the sank in the future~. If there is any consistency between the provisions of this section 9 and any other clause in this agreement, then the provisions in this section 9 will prevail.

         10. Leqal counsel. This agreement was prepared by the law firm of DiFazio, Radom, Wetter & Bennett. The law firm prepared this agreement at the Bank's request and not on behalf of the Executive. The Executive recognizes that the law firm of DiFazio, Radom, Wetter & Bennett has not represented the Executive with respect to this agreement and the Executive acknowledges that the Executive has been advised to obtain separate legal counsel regarding this agreement. The Bank will indemnify and hold the law firm of DiFazio, Radom, Wetter & Bennett harmless from and against any claims asserted by the Executive predicated on the law firm~s preparation of this agreement.

         11. Notices. All notices that are given under this agreement will be in writing. A notice will be considered to have been delivered to a party three business days after the notice is sent to the party, at the address for that party stated in this agreement by certified mail, return receipt requested, postage pre-paid. A notice sent by any other means will be considered to have been delivered when the notice is actually received. A party may change the party's address for receiving notices under this agreement by notifying the other party in writing of the address change.

         12. Supersedinq effect; entire agreement: amendments. This agreement supersedes all other written and oral contracts, agreements, understandings and promises made by or between the Bank and the Executive. The entire agreement between the sank and the Executive is contained in this document, which consists of 13 pages and a one-page document that is attached as Exhibit A. No other agreements, understandings, or promises have been made by or between the Bank and the Executive. Neither party is relying on any statements, promises or representations that are not expressly stated in this document. This agreement may not be amended except by a writing that is signed by the Bank and the Executive. The rights and obligations of the parties under this agreement will remain in effect indefinitely unless and until this agreement is terminated or otherwise amended by the mutual agreement of the Bank and the Executive.

         13. Parties who are bound and benefited. This agreement will inure to the benefit of, and will be binding on, the parties and their respective successors and assigns. The services to be provided by the Executive under this agreement are personal and the Bank's right to receive those services will not be assigned by the sank and any assignment will be void. The Executive's duties under this agreement will not be delegated by the Executive and any delegation will be void. The Executive's rights under this agreement will not be assigned by the Executive and any assignment will be void.

         14. Non-waiver of rights. Any delay or failure by either party to exercise any right under this agreement, or a partial or single exercise of any right under this agreement, will not constitute a waiver of that right or any other right under this agreement. No waiver of any right under this agreement will be effective unless the waiver is expressly stated in a writing that is signed by the party making the waiver.

         15. Governing law. This agreement will be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey.

         16. Effective date. The Bank caused this agreement to be signed, sealed and delivered on its behalf by the chairman of the Board of Directors, effective as of January l, 1996. The Executive signed, sealed and delivered this agreement, effective as of January 1, 1996.

                                              Somerset Valley Bank
Attest:

/s/Marguerite Eppler                          /s/John Kitchen
--------------------                          ----------------
Marguerite Eppler                                John Kitchen
Secretary                                        Chairman of the
                                                 Board of Directors




/s/Robert P. Corcoran                            /s/Anthony J. Santye, Jr.
---------------------                            -------------------------
   Robert P. Corcoran                               Anthony J. Santye, Jr.,
                                                    Witness

                                   Schedule A
                    (Additional Insurance Benefits Schedule)

Principal Financial


Policy #3547069                     $  109,785        Adjustable Life
           1996  $1,239.32                                309 per quarter
           1997  $1,239.32                                309 per quarter

Policy #3730666                     $   75,000        One Year Term

Premium    1996                     $ 1,030.50            Annual
           1997                     $ l,112.50            Annual

Prudential

Policy #65-013-877                                        Term

Premium    1996                     $     1,844           461 per quarter
           1997                     $     2,012           503 per quarter

Total Cost Per Contract Year

           1996                     $  4,113.82
           1997                     $  4,363.82




Acknowledged:


/s/John K. Kitchen
------------------
   John K. Kitchen
   Chairman


/s/Robert P. Corcoran
---------------------
   Robert P. Corcoran
   President

                              EMPLOYMENT AGREEMENT


         This document is an employment agreement between SOMERSET VALLEY BANK. a banking corporation organized under the laws of the State of New Jersey, with offices at 103 West End Avenue, Somerville, New Jersey 08876 (referred to as "the Bank"), and ARTHUR BRATTLOF , residing at 9 Steeple Chase Court, Bedminster, New Jersey 07921 (referred to as "the Executive").

         1. The background of this agreement. Prior to the effective date of this Agreement, the Executive was employed by the Bank as the Bank's Senior Vice President and Chief Lending Officer. The Bank desires to retain the Executive in this position and the Executive desires to be employed by the Bank in this position, subject to the terms and conditions stated in this Agreement.

         2. Employment. The Bank employs the Executive as its Senior Vice President and Chief Lending Officer. The duties of the position of Chief Lending Officer are stated in the corporate by-laws of the Bank. The Executive will perform these duties. The Executive represents that the Executive has received and read a copy of the by-laws of the Bank.

         3. Employee at will. The Executive is an employee at will. The Bank and the Executive each is entitled to terminate the Executive's employment by the Bank at any time for any reason or for no reason. If the Executive's employment by the Bank is terminated by either party, then whether or not the Bank will be obligated to provide severance benefits to the Executive will be governed by section 6 of this Agreement.

         4. Compensation.

         (a) The Bank will pay to the Executive a base annual salary of $82,000.00 until the first anniversary of the effective date of this Agreement.

         (b) After the first anniversary of the effective date of this Agreement, the annual base salary will be increased, and not decreased, annually in an amount determined by the Board of Directors of the Bank after the Board reviews the recommendation of the Board's Compensation Committee.

         (c) The Bank will pay the Executive an annual bonus in an amount determined from time to time by the Board of Directors of the Bank after the Board reviews the recommendations of the Board's Compensation Committee.

         5. Benefits.

         (a) Reimbursement of reasonable expenses. The Bank will reimburse the Executive for all necessary and reasonable expenses that are incurred by the Executive in performing the Executive's duties under this Agreement, including the reasonable costs of entertainment, travel, meals and other expenses incurred by the Executive in marketing the Bank's products and programs and establishing business relationships with potential Bank customers. The Executive will regularly submit itemized vouchers and receipts and other supporting documents to verify expenses as reasonably required by the Bank, in accordance with policies and procedures that are established from time to time by the Board of Directors of the Bank. The Bank will reimburse the Executive for these expenses promptly after receiving the itemized vouchers and supporting documents.

         (b) Club membership. The Bank may provide the Executive, at its sole discretion, with a golf membership or a country club membership of the Bank's choosing for use by the Executive primarily in carrying out the Executive's duties in furthering the Bank's business interests.

         (c) Automobile. The Bank will provide the Executive with an automobile for use by the Executive primarily in carrying out the Executive's duties in furthering the Bank's business interests. The Bank will pay for the maintenance and repair of the automobile. The Board of Directors of the Bank will, from time to time, establish a policy governing the types of automobiles that will be provided for use by the management staff of the Bank, and the automobile that will be provided to the Executive under this Agreement will be in accordance with the Board's policy.

         (d) Vacations. The Executive will be entitled to annual paid vacations in conformity with the Bank's regular policies and practices, as determined from time to time by the Board of Directors of the Bank.

         (e) Medical insurance. The Bank will continue to provide the Executive with the medical insurance coverage that is substantially comparable to the medical insurance coverage that the Bank currently provides to the Executive, including coverage of the Executive's spouse and dependent children.

         (f) Disability insurance. The Bank will provide the Executive with disability insurance coverage in accordance with any benefit plans for the Bank's eligible employees that may be established from time to time by the Bank's Board of Directors.

         (g) Life insurance. The Bank will provide the Executive with group life insurance coverage in accordance with any benefit plans for the Bank's eligible employees that may be established from time to time by the Bank's Board of Directors. (h) Working facilities. The Bank will provide the Executive with a secretary and with a personal office and other working facilities and amenities that are substantially comparable to those which are presently provided to the Executive.

         6. Termination of the Executive's employment.

         (a) Death or disability. The employment of the Executive by the Bank under this Agreement will terminate automatically on the death or total permanent disability of the Executive. Total permanent disability will be determined by the disability insurance company that provides disability insurance coverage for the Executive.

         (b) Termination by the Bank without cause. The Bank is entitled to terminate the Executive's employment by the Bank at any time without cause by giving the Executive notice in writing thirty (30) days before the date on which the termination of the Executive's employment is to become effective. If the Bank so directs, the Executive will cease performing the Executive's duties as Senior Vice President and Chief Lending Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this Agreement until the date on which the Executive's employment terminates. If the Bank terminates the Executive's employment without cause, then the Bank will pay to the Executive, in twelve equal monthly installments beginning on the first day of the first full calendar month after the date on which the Executive's employment terminates, a severance allowance equal to the Executive's base annual salary that is in effect at the time that the notice of termination is given to the Executive. The Bank's obligation to pay this severance allowance will not be affected regardless of when the Executive obtains other employment after the Executive's employment by the Bank terminates. If the Bank terminates the Executive's employment without cause, then the Bank will continue to provide the Executive with life insurance coverage that is substantially comparable to any group life insurance coverage that may be provided for the Bank's eligible employees from the date on which the Executive's employment terminates until the earlier to occur of (i) the first anniversary of the date on which the Executive's employment terminates, or (ii) the date on which the Executive obtains substantially comparable life insurance coverage from another employer. If the Bank terminates the Executive's employment without cause, then the Bank will continue to provide the Executive with medical insurance coverage (including coverage of the Executive's spouse and dependent children) that is substantially comparable to the medical insurance coverage provided to the Bank's eligible employees until the earlier to occur of (i) the first anniversary of the date on which the Executive's employment terminates, or (ii) the date on which the Executive obtains substantially comparable medical insurance coverage from another employer. If the Bank terminates the Executive's employment without cause, then the Bank will continue to provide the Executive with disability insurance coverage that is substantially comparable to any disability insurance coverage that may be provided for the Bank's eligible employees from the date on which the Executive's employment terminates until the earlier to occur of (i) the first anniversary of the date on which the Executive's employment terminates, or (ii) the date on which the Executive obtains substantially comparable disability insurance coverage from another employer.

         (c) Termination by the Bank for cause. The Bank is entitled to terminate the Executive's employment by the Bank at any time for cause by giving the Executive notice in writing thirty (30) days before the date on which the termination of the Executive's employment is to become effective. The notice will include a statement describing the cause of the termination of employment. If the Bank so directs, the Executive will cease performing the Executive's duties as Senior Vice President and Chief Lending Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this Agreement until the date on which the Executive's employment terminates. The Executive will have no right to receive a severance allowance, benefits, or any other compensation under this Agreement after the effective date of termination of employment by the Bank for cause. Termination for cause includes termination because of the Executive's personal dishonesty, willful breach of fiduciary duty involving personal profit, intentional failure to perform stated duties as described in this Agreement, willful insubordination with respect to the lawful directions of the Board of Directors of the Bank, conviction of any crime (other than traffic violations or similar offenses) or willful violation of any final cease-and-desist order, or material breach of any provision of this Agreement.

         (d) Resignation by the Executive for good reason. The Executive will have the right to resign as Senior Vice President and Chief Lending Officer of the Bank and terminate the Executive's employment for good reason by giving notice to the Bank at least thirty (30) days before the date on which the termination of the Executive's employment is to become effective. The notice will include a statement describing what the Executive asserts is the good reason for the Executive's resignation. If the Executive resigns for good reason, then the Bank will provide the Executive with the same severance allowance and other benefits that are described in paragraph 6(b) of this Agreement except in the event of a change of control in which event the severance benefits will be increased to two times the Executive's annual base salary in twenty-four equal monthly installments. If the Executive resigns for good reason, then the Bank also will pay to the Executive on the last of the calendar year in which the Executive resigns, an additional severance allowance equal to the annual average of the annual bonus payments, if any, paid to the Executive under this Agreement for the three full calendar years immediately preceding the year in which the Executive resigns. If the Executive resigns for good reason before January 1, 1999, then the amount of this additional severance allowance will be equal to the annual average of the annual bonus payments, if any, paid to the Executive under this Agreement for any full calendar years immediately preceding the year in which the Executive resigns. The Bank's obligation to pay this additional severance allowance will not be affected regardless of when the Executive obtains other employment after the Executive's employment by the Bank terminates. Resignation by the Executive for good reason means only the following: A resignation by the Executive within 180 days after
(a) a change in the Executive's duties, title, position or working conditions that is materially detrimental to the Executive, or (b) a material breach by the Bank of the Bank's obligations under this Agreement, or (c) a change in the control of the Bank. Nothing else will constitute resignation by the Executive for good reason for the purposes of this Agreement. For the purposes of this Agreement, a change of control of the Bank will be deemed to have occurred, if, within a twelve month period of the termination, if any one or more of the following events occur: (a) If the Bank merges into another entity; or (b) if all (or substantially all) of the assets of the Bank are transferred, exchanged, or sold; or (c) if, at any time after January 1, 1996, during any period of two consecutive years, persons who constitute at least a majority of the Board of Directors of the Bank were not members of the Board of Directors of the Bank at the beginning of that two-year period. Nothing else will constitute a change in the control of the Bank for the purposes of this Agreement.

         (e) Resignation by the Executive without good reason. The Executive will have the right to resign as Senior Vice President and Chief Lending Officer of the Bank and terminate the Executive's employment without good reason by giving notice to the Bank at least thirty (30) days before the date on which the termination of the Executive's employment is to become effective. If the Bank so directs, the Executive will cease performing the Executive's duties as Senior Vice President and Chief Lending Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this Agreement until the date on which the Executive's employment terminates. If the Executive resigns without good reason, then the Executive will have no right to receive a severance allowance, benefits, or any other compensation under this agreement after the effective date of the resignation by the Executive without good reason.

         (f)Retirement. Unless otherwise expressly agreed by the Bank and the Executive, the Executive's employment by the Bank will terminate immediately upon the Executive attaining the normal retirement age that is defined in the Bank's retirement benefits plan. If the Executive's employment by the Bank terminates by reason of the Executive reaching the Bank's normal retirement age, then the Executive will have no right to receive a severance allowance, benefits, or any other compensation under this Agreement after the effective date of termination of the Executive's employment by the Bank.

         (g) Procedures for termination for cause. Before the Bank gives notice terminating the Executive's employment by the Bank for cause, the Bank first will give the Executive written notice of the occurrence of, and a description of, the acts that constitute cause and a reasonable opportunity to be heard by the Board of Directors of the Bank.

         (h) Arbitration: lawyers' fees and arbitration expenses. If there is any dispute as to whether there is cause for termination by the Bank of the Executive's employment, or if there is any dispute as to whether there is good reason for the Executive's resignation, then the dispute will be submitted to arbitration that will be conducted in New Jersey by a single arbitrator in accordance with the rules of the American Arbitration Association. It is not mandatory that any other dispute arising under this Agreement be submitted to arbitration. Any arbitration under this Agreement must be commenced within ninety (90) days after the effective date of the termination of employment. If the Bank terminates the Executive's employment for cause, and if the Executive does not commence arbitration within ninety (90) days after the effective date of termination of employment, then the Executive will be deemed to have irrevocably waived all claims against the Bank under this Agreement and to have irrevocably accepted the Bank's statement of cause for the termination. If the Executive resigns for good reason, and if the Bank does not commence arbitration within ninety (90) days after the effective date of termination of employment, then the Bank will be obligated to provide the severance allowance and other benefits described in paragraph 6(b) and will be deemed to have irrevocably accepted the Executive's statement of good reason for the Executive's resignation. The party that does not prevail in the arbitration will pay to the prevailing party the prevailing party's costs for lawyers' fees and other arbitration expenses, and that amount will be included in the arbitration award.

         7. Restrictive covenant. The Bank and the Executive acknowledge that the Executive has developed good will for the Bank in the form of business relationships with the Bank's customers, and that the Executive has gained knowledge of the Bank's particular methods of sales, marketing, administration, systems, customer lists and other business methods, all of which are proprietary in nature, belonging exclusively to the Bank. The Bank and Executive acknowledge that if the Executive uses the Bank's good will or the Bank's proprietary information on behalf of others, or transfers the Bank's good will or proprietary information to others, these actions would have a materially adverse affect on the Bank. Therefore, during the Executive's employment by the Bank and the Executive will devote all of the Executive's working time exclusively to the Bank, and for a period of one year after the Executive's employment by the Bank terminates (except for a resignation by the Executive for good reason), the Executive will not become employed in a senior executive position by any banking institution in Somerset County, New Jersey, or in Hunterdon County, New Jersey. The Executive acknowledges that there is no adequate remedy at law for a breach of this restrictive covenant (or attempts or threatens a breach) the Bank will be entitled to an injunction, without prejudice to the Bank's right to obtain damages and other remedies. The Bank will be entitled to maintain an action in court to enforce this restrictive covenant (by an injunction or other remedies) without first submitting to arbitration the issue of whether the Executive resigned for cause, and that issue will be tried as part of any action that may be brought by the Bank to enforce this restrictive covenant. If a court determines that the duration, scope or nature of these restrictions are too broad, the restrictions will be deemed to be confined to the extent that the court determines to be reasonable and appropriate under the circumstances. If the Bank prevails in a suit to enforce this restrictive covenant with an injunction or any other remedy, then the Executive will pay to the Bank the cost of the Bank's lawyers' fees and other litigation expenses.

         8. Indemnification. The Bank will indemnify and hold the Executive harmless from and against all claims and actions against the Executive arising from actions by the Executive on behalf of the Bank taken by the Executive in good faith, consistent with the applicable provisions of the Bank's charger and by-laws and with applicable statutes and regulations.

         9. Compliance with 12 C.F.R. 364. The obligation of the Bank to pay compensation and post-employment benefits to the Executive under this Agreement is subject to applicable prohibitions against excessive compensation, and against compensation that could lead to material financial loss, as unsafe and unsound practices under the Interagency Guidelines Establishing Standards for Safety and Soundness adopted as Appendix A under 12 C.F.R. 364 (and any similar regulatory provisions that may become applicable to the Bank in the future). If there is any consistency between the provisions of this section 9 and any other clause in this Agreement, then the provisions in this section 9 will prevail.

         10. Legal counsel. This Agreement was prepared by the law firm of Welaj, Miller and Robertson. The law firm prepared this Agreement at the Bank's request and not on behalf of the Executive. The Executive recognizes that the law firm of Welaj, Miller and Robertson has not represented the Executive with respect to this Agreement and the Executive acknowledges that the Executive has been advised to obtain separate legal counsel regarding this Agreement. The Bank will indemnify and hold the law firm of Welaj, Miller and Robertson harmless from and against any claims asserted by the Executive predicated on the law firm's preparation of this Agreement.

         11. Notices. All notices that are given under this Agreement will be in writing A notice will be considered to have been delivered to a party three business days after the notice is sent to the party, at the address for that party stated in this Agreement by certified mail, return receipt requested, postage pre-paid. A notice sent by any other means will be considered to have been delivered when the notice is actually received. A party may change the party's address for receiving notices under this Agreement by notifying the other party in writing of the address change.

         12. Superseding effect: entire agreement; amendments. This Agreement supersedes all other written and oral contracts, agreements, understandings and promises made by or between the Bank and the Executive. The entire Agreement between the Bank and the Executive is contained in this document, which consists of thirteen (13). No other agreements, understandings, or promises have been made by or between the Bank and the Executive. Neither party is relying on any statements, promises or representations that are not expressly stated in this document. This Agreement may not be amended except by a writing that is signed by the Bank and the Executive. The rights and obligations of the parties under this Agreement will remain in effect indefinitely unless and until this Agreement is terminated or otherwise amended by the mutual agreement of the Bank and the Executive.

         13. Parties who are bound and benefited. This Agreement will inure to the benefit of, and will be binding on, the parties and their respective successors and assigns. The services to be provided by the Executive under this Agreement are personal and the Bank's right to receive those services will not be assigned by the Bank and any assignment will be void. The Executive's duties under this Agreement will not be delegated by the Executive and any delegation will be void. The Executive's rights under this Agreement will be not assigned by the Executive and any assignment will be void.

         14. Non-waiver of rights. Any delay or failure by either party to exercise any right under this Agreement, or a partial or single exercise of any right under this Agreement, will not constitute a waiver of that right or any other right under this Agreement. No waiver of any right under this Agreement will be effective unless the waiver is expressly stated in a writing that is signed by the party making the waiver.

         15. Governing law. This Agreement will be governed by, and construed and enforced in accordance with the laws of the State of New Jersey.

         16. Effective date. The Bank caused this Agreement to be signed, sealed and delivered on its behalf by the Chairman of the Board of Directors, effective as of January 1, 1996. The Executive signed, sealed and delivered this Agreement, effective as of January 1, 1996.


Attest:                             SOMERSET VALLEY BANK

/s/Marguerite Eppler                By: /s/John Kitchen
--------------------                    ---------------
   Marguerite Eppler                    John Kitchen, Chairman
   Secretary                            Board of Directors

                                        /s/Arthur Brattlof
                                        ------------------
                                           Arthur Brattlof

                              EMPLOYMENT AGREEMENT


         This document is an employment agreement between SOMERSET VALLEY BANK, a banking corporation organized under the laws of the State of New Jersey, with offices at 103 West End Avenue, Somerville, New Jersey 08876 (referred to as "the Bank"), and KEITH McCARTHY, residing at 501 Red School Lane, Phillipsburg, New Jersey 08865 (referred to as "the Executive").

         1. The background of this agreement. Prior to the effective date of this Agreement, the Executive was employed by the Bank as the Bank's Executive Vice President, Treasurer, and Chief Financial Officer. The Bank desires to retain the Executive in this position and the Executive desires to be employed by the Bank in this position, subject to the terms and conditions stated in this Agreement.

         2. Employment. The Bank employs the Executive as Executive Vice President, Treasurer, and Chief Financial Officer. The duties of the position of Executive Vice President, Treasurer, and Chief Financial Officer are stated in the corporate by-laws of the Bank. The Executive will perform these duties. The Executive represents that the Executive has received and read a copy of the by-laws of the Bank.

         3. Employee at will. The Executive is an employee at will. The Bank and the Executive each is entitled to terminate the Executive's employment by the Bank at any time for any reason or for no reason. If the Executive's employment by the Bank is terminated by either party, then whether or not the Bank will be obligated to provide severance benefits to the Executive will be governed by section 6 of this Agreement.

         4. Compensation.

         (a) The Bank will pay to the Executive a base annual salary of $97,650.00 until the first anniversary of the effective date of this Agreement.

         (b) After the first anniversary of the effective date of this Agreement, the annual base salary will be increased, and not decreased, annually in an amount determined by the Board of Directors of the Bank after the Board reviews the recommendation of the Board's Compensation Committee.

         (c) The Bank will pay the Executive an annual bonus in an amount determined from time to time by the Board of Directors of the Bank after the Board reviews the recommendations of the Board's Compensation Committee.

5. Benefits.

         (a) Reimbursement of reasonable expenses. The Bank will reimburse the Executive for all necessary and reasonable expenses that are incurred by the Executive in performing the Executive's duties under this Agreement, including the reasonable costs of entertainment, travel, meals and other expenses incurred by the Executive in marketing the Bank's products and programs and establishing business relationships with potential Bank customers. The Executive will regularly submit itemized vouchers and receipts and other supporting documents to verify expenses as reasonably required by the Bank, in accordance with policies and procedures that are established from time to time by the Board of Directors of the Bank. The Bank will reimburse the Executive for these expenses promptly after receiving the itemized vouchers and supporting documents.

         (b) Automobile. The Bank will provide the Executive with an automobile for use by the Executive primarily in carrying out the Executive's duties in furthering the Bank's business interests. The Bank will pay for the maintenance and repair of the automobile. The Board of Directors of the Bank will, from time to time, establish a policy governing the types of automobiles that will be provided for use by the management staff of the Bank, and the automobile that will be provided to the Executive under this Agreement will be in accordance with the Board's policy.

         (c) Vacations. The Executive will be entitled to annual paid vacations in conformity with the Bank's regular policies and practices, as determined from time to time by the Board of Directors of the Bank.

         (d) Medical insurance. The Bank will continue to provide the Executive with the medical insurance coverage that is substantially comparable to the medical insurance coverage that the Bank currently provides to the Executive, including coverage of the Executive's spouse and dependent children.

         (e) Disability insurance. The Bank will provide the Executive with disability insurance coverage in accordance with any benefit plans for the Bank's eligible employees that may be established from time to time by the Bank's Board of Directors.

         (f) Life insurance. The Bank will provide the Executive with group life insurance coverage in accordance with any benefit plans for the Bank's eligible employees that may be established from time to time by the Bank's Board of Directors.

         (g) Working facilities. The Bank will provide the Executive with a secretary and with a personal office and other working facilities and amenities that are substantially comparable to those which are presently provided to the Executive.

         6. Termination of the Executive's emplovment.

         (a) Death or disability. The employment of the Executive by the Bank under this Agreement will terminate automatically on the death or total permanent disability of the Executive. Total permanent disability will be determined by the disability insurance company that provides disability insurance coverage for the Executive.

         (b) Termination by the Bank without cause. The Bank is entitled to terminate the Executive's employment by the Bank at any time without cause by giving the Executive notice in writing thirty (30) days before the date on which the termination of the Executive's employment is to become effective. If the Bank so directs, the Executive will cease performing the Executive's duties as Executive Vice President, Treasurer, and Chief Financial Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this Agreement until the date on which the Executive's employment terminates. If the Bank terminates the Executive's employment without cause, then the Bank will pay to the Executive, in twelve equal monthly installments beginning on the first day of the first full calendar month after the date on which the Executive's employment terminates, a severance allowance equal to the Executive's base annual salary that is in effect at the time that the notice of termination is given to the Executive. The Bank's obligation to pay this severance allowance will not be affected regardless of when the Executive obtains other employment after the Executive's employment by the Bank terminates. If the Bank terminates the Executive's employment without cause, then the Bank will continue to provide the Executive with life insurance coverage that is substantially comparable to any group life insurance coverage that may be provided for the Bank's eligible employees from the date on which the Executive's employment terminates until the earlier to occur of (i) the first anniversary of the date on which the Executive's employment terminates, or
(ii) the date on which the Executive obtains substantially comparable life insurance coverage from another employer. If the Bank terminates the Executive's employment without cause, then the Bank will continue to provide the Executive with medical insurance coverage (including coverage of the Executive's spouse and dependent children) that is substantially comparable to the medical insurance coverage provided to the Bank's eligible employees until the earlier to occur of (i) the first anniversary of the date on which the Executive's employment terminates, or (ii) the date on which the Executive obtains substantially comparable medical insurance coverage from another employer. If the Bank terminates the Executive's employment without cause, then the Bank will continue to provide the Executive with disability insurance coverage that is substantially comparable to any disability insurance coverage that may be provided for the Bank's eligible employees from the date on which the Executive's employment terminates until the earlier to occur of (i) the first anniversary of the date on which the Executive's employment terminates, or (ii) the date on which the Executive obtains substantially comparable disability insurance coverage from another employer.

         (c) Termination by the Bank for cause. The Bank is entitled to terminate the Executive's employment by the Bank at any time for cause by giving the Executive notice in writing thirty (30) days before the date on which the termination of the Executive's employment is to become effective. The notice will include a statement describing the cause of the termination of employment. If the Bank so directs, the Executive will cease performing the Executive's duties as Executive Vice President, Treasurer, and Chief Financial Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this Agreement until the date on which the Executive's employment terminates. The Executive will have no right to receive a severance allowance, benefits, or any other compensation under this Agreement after the effective date of termination of employment by the Bank for cause. Termination for cause includes termination because of the Executive's personal dishonesty, willful breach of fiduciary duty involving personal profit, intentional failure to perform stated duties as described in this Agreement, willful insubordination with respect to the lawful directions of the Board of Directors of the Bank, conviction of any crime (other than traffic violations or similar offenses) or willful violation of any final cease-and-desist order, or material breach of any provision of this Agreement.

         (d) Resignation by the Executive for good reason. The Executive will have the right to resign as Executive Vice President, Treasurer, and Chief Financial Officer of the Bank and terminate the Executive's employment for good reason by giving notice to the Bank at least thirty (30) days before the date on which the termination of the Executive's employment is to become effective. The notice will include a statement describing what the Executive asserts is the good reason for the Executive's resignation. If the Executive resigns for good reason, then the Bank will provide the Executive with the same severance allowance and other benefits that are described in paragraph 6(b) of this Agreement except in the event of a change of control in which event the severance benefits will be increased to two times the Executive's annual base salary in twenty-four equal monthly installments. If the Executive resigns for good reason, then the Bank also will pay to the Executive on the last of the calendar year in which the Executive resigns, an additional severance allowance equal to the annual average of the annual bonus payments, if any, paid to the Executive under this Agreement for the three full calendar years immediately preceding the year in which the Executive resigns. If the Executive resigns for good reason before January 1, 19g9, then the amount of this additional severance allowance will be equal to the annual average of the annual bonus payments, if any, paid to the Executive under this Agreement for any full calendar years immediately preceding the year in which the Executive resigns. The Bank's obligation to pay this additional severance allowance will not be affected regardless of when the Executive obtains other employment after the Executive's employment by the Bank terminates. Resignation by the Executive for good reason means only the following: A resignation by the Executive within 180 days after
(a) a change in the Executive's duties, title, position or working conditions that is materially detrimental to the Executive, or (b) a material breach by the Bank of the Bank's obligations under this Agreement, or (c) a change in the control of the Bank. Nothing else will constitute resignation by the Executive for good reason for the purposes of this Agreement. For the purposes of this Agreement, a change of control of the Bank will be deemed to have occurred, if, within a twelve month period of the termination, if any one or more of the following events occur (a) If the Bank merges into another entity; or (b) if all (or substantially all) of the assets of the Bank are transferred, exchanged, or sold; or (c) if, at any time after January 1, 19g6, during any period of two consecutive years, persons who constitute at least a majority of the Board of Directors of the Bank were not members of the Board of Directors of the Bank at the beginning of that two-year period. Nothing else will constitute a change in the control of the Bank for the purposes of this Agreement.

         (e) Resignation by the Executive without good reason. The Executive will have the right to resign as Executive Vice President, Treasurer, and Chief Financial Officer of the Bank and terminate the Executive's employment without good reason by giving notice to the Bank at least thirty (30) days before the date on which the termination of the Executive's employment is to become effective. If the Bank so directs, the Executive will cease performing the Executive's duties as Executive Vice President, Treasurer, and Chief Financial Officer immediately after the notice is given and the Executive will be paid the compensation otherwise due under this Agreement until the date on which the Executive's employment terminates. If the Executive resigns without good reason, then the Executive will have no right to receive a severance allowance, benefits, or any other compensation under this agreement after the effective date of the resignation by the Executive without good reason.

         (f) Retirement. Unless otherwise expressly agreed by the Bank and the Executive, the Executive's employment by the Bank will terminate immediately upon the Executive attaining the normal retirement age that is defined in the Bank's retirement benefits plan. If the Executive's employment by the Bank terminates by reason of the Executive reaching the Bank's normal retirement age, then the Executive will have no right to receive a severance allowance, benefits, or any other compensation under this Agreement after the effective date of termination of the Executive's employment by the Bank.

         (g) Procedures for termination for cause. Before the Bank gives notice terminating the Executive's employment by the Bank for cause, the Bank first will give the Executive written notice of the occurrence of, and a description of, the acts that constitute cause and a reasonable opportunity to be heard by the Board of Directors of the Bank.

         (h) Arbitration; lawyers' fees and arbitration expenses. If there is any dispute as to whether there is cause for termination by the Bank of the Executive's employment, or if there is any dispute as to whether there is good reason for the Executive's resignation, then the dispute will be submitted to arbitration that will be conducted in New Jersey by a single arbitrator in accordance with the rules of the American Arbitration Association. It is not mandatory that any other dispute arising under this Agreement be submitted to arbitration. Any arbitration under this Agreement must be commenced within ninety (90) days after the effective date of the termination of employment. If the Bank terminates the Executive's employment for cause, and if the Executive does not commence arbitration within ninety (90) days after the effective date of termination of employment, then the Executive will be deemed to have irrevocably waived all claims against the Bank under this Agreement and to have irrevocably accepted the Bank's statement of cause for the termination. If the Executive resigns for good reason, and if the Bank does not commence arbitration within ninety (90) days after the effective date of termination of employment, then the Bank will be obligated to provide the severance allowance and other benefits described in paragraph 6(b) and will be deemed to have irrevocably accepted the Executive's statement of good reason for the Executive's resignation. The party that does not prevail in the arbitration will pay to the prevailing party the prevailing party's costs for lawyers' fees and other arbitration expenses, and that amount will be included in the arbitration award.

         7. Restrictive covenant. The Bank and the Executive acknowledge that the Executive has developed good will for the Bank in the form of business relationships with the Bank's customers, and that the Executive has gained knowledge of the Bank's particular methods of sales, marketing, administration, systems, customer lists and other business methods, all of which are proprietary in nature, belonging exclusively to the Bank. The Bank and Executive acknowledge that if the Executive uses the Bank's good will or the Bank's proprietary information on behalf of others, or transfers the Bank's good will or proprietary information to others, these actions would have a materially adverse affect on the Bank. Therefore, during the Executive's employment by the Bank and the Executive will devote all of the Executive's working time exclusively to the Bank, and for a period of one year after the Executive's employment by the Bank terminates (except for a resignation by the Executive for good reason), the Executive will not become employed in a senior executive position by any banking institution headquartered in Somerset County, New Jersey, or in Hunterdon County, New Jersey. The Executive acknowledges that there is no adequate remedy at law for a breach of this restrictive covenant (or attempts or threatens a breach) the Bank will be entitled to an injunction, without prejudice to the Bank's right to obtain damages and other remedies, The Bank will be entitled to maintain an action in court to enforce this restrictive covenant (by an injunction or other remedies) without first submitting to arbitration the issue of whether the Executive resigned for cause, and that issue will be tried as part of any action that may be brought by the Bank to enforce this restrictive covenant. If a court determines that the duration, scope or nature of these restrictions are too broad, the restrictions will be deemed to be confined to the extent that the court determines to be reasonable and appropriate under the circumstances. If the Bank prevails in a suit to enforce this restrictive covenant with an injunction or any other remedy, then the Executive will pay to the Bank the cost of the Bank's lawyers' fees and other litigation expenses.

         8. Indemnification. The Bank will indemnify and hold the Executive harmless from and against all claims and actions against the Executive arising from actions by the Executive on behalf of the Bank taken by the Executive in good faith, consistent with the applicable provisions of the Bank's charger and by-laws and with applicable statutes and regulations.

         9. Compliance with 12 C.F.R. ss.364. The obligation of the Bank to pay compensation and post-employment benefits to the Executive under this Agreement is subject to applicable prohibitions against excessive compensation, and against compensation that could lead to material financial loss, as unsafe and unsound practices under the Interagency Guidelines Establishing Standards for Safety and Soundness adopted as Appendix A under 12 C.F.R. ss.364 (and any similar regulatory provisions that may become applicable to the Bank in the future). If there is any consistency between the provisions of this section 9 and any other clause in this Agreement, then the provisions in this section 9 will prevail.

         10. Legal counsel. This Agreement was prepared by the law firm of Welaj, Miller and Robertson. The law firm prepared this Agreement at the Bank's request and not on behalf of the Executive. The Executive recognizes that the law firm of Welaj, Miller and Robertson has not represented the Executive with respect to this Agreement and the Executive acknowledges that the Executive has been advised to obtain separate legal counsel regarding this Agreement. The Bank will indemnify and hold the law firm of Welaj, Miller and Robertson harmless from and against any claims asserted by the Executive predicated on the law firm's preparation of this Agreement.

         11. Notices. All notices that are given under this Agreement will be in writing. A notice will be considered to have been delivered to a party three business days after the notice is sent to the party, at the address for that party stated in this Agreement by certified mail, return receipt requested, postage pre-paid. A notice sent by any other means will be considered to have been delivered when the notice is actually received. A party may change the party's address for receiving notices under this Agreement by notifying the other party in writing of the address change.

         12. Supersedinq effect: entire agreement: amendments. This Agreement supersedes all other written and oral contracts, agreements, understandings and promises made by or between the Bank and the Executive. The entire Agreement between the Bank and the Executive is contained in this document, which consists of thirteen (13) pages. No other agreements, understandings, or promises have been made by or between the Bank and the Executive. Neither party is relying on any statements, promises or representations that are not expressly stated in this document. This Agreement may not be amended except by a writing that is signed by the Bank and the Executive. The rights and obligations of the parties under this Agreement will remain in effect indefinitely unless and until this Agreement is terminated or otherwise amended by the mutual agreement of the Bank and the Executive.

         13. Parties who are bound and benefited. This Agreement will inure to the benefit of, and will be binding on, the parties and their respective successors and assigns. The services to be provided by the Executive under this Agreement are personal and the Bank's right to receive those services will not be assigned by the Bank and any assignment will be void. The Executive's duties under this Agreement will not be delegated by the Executive and any delegation will be void. The Executive's rights under this Agreement will be not assigned by the Executive and any assignment will be void.

         14. Non-waiver of riqhts. Any delay or failure by either party to exercise any right under this Agreement, or a partial or single exercise of any right under this Agreement, will not constitute a waiver of that right or any other right under this Agreement. No waiver of any right under this Agreement will be effective unless the waiver is expressly stated in a writing that is signed by the party making the waiver.

         15. Governing law. This Agreement will be governed by, and construed and enforced in accordance with the laws of the State of New Jersey.

         16. Effective date. The Bank caused this Agreement to be signed, sealed and delivered on its behalf by the Chairman of the Board of Directors, effective as of January 1, 1996. The Executive signed, sealed and delivered this Agreement, effective as of January 1, 1996.





Attest:                             SOMERSET VALLEY BANK

/s/Marguerite Eppler                By: /s/John Kitchen
--------------------                    ---------------
   Marguerite Eppler                    John Kitchen, Chairman
   Secretary                            Board of Directors


/s/Robert P. Corcoran                   /s/Keith McCarthy
---------------------                   -----------------
   Robert P. Corcoran                      Keith McCarthy   EX-21